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Exhibit 10.17

REGISTRATION RIGHTS AGREEMENT

by and between

THE SEIBELS BRUCE GROUP, INC.
(the Company)

and

CHARLES H. POWERS
(the Investor)

March 28, 2002

THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO THE SOUTH CAROLINA
UNIFORM ARBITRATION ACT, S.C. CODE ANN. SECTION 15-48-10

REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of March 28, 2002 (the "Agreement") by and between The Seibels Bruce Group, Inc., a South Carolina corporation (the "Company") and Charles H. Powers (the "Investor").

  RECITALS

        WHEREAS, the Company is issuing Eight Hundred Thousand (800,000) shares of a newly created series of adjustable rate cumulative nonvoting preferred special stock ("Special Stock") to the Investor and the Investor is purchasing the Special Stock for an aggregate purchase price of Eight Million Dollars ($8,000,000), pursuant to and in accordance with the terms of the Stock Purchase Agreement dated March 28, 2002 (the "Purchase Agreement"); and

          WHEREAS, the parties hereto have determined that it is in their best interests that they enter into this Agreement providing for certain rights and restrictions with respect to the shares of the Special Stock and certain related rights and obligations of the Company.

          NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, both the Investor and the Company agree as follows:

        Section 1. REGISTRATION RIGHTS

        Section 1.1. Shelf Registration.

        a)    Filing of Shelf Registration.    At any time after the second anniversary of the date of this Agreement, (i) upon receipt of a written notice from the Investor and (ii) if, at the time of receipt of such notice, the Company is a registrant entitled to file for registration under Rule 415 or any successor thereto to register securities, then the Company shall use its commercially reasonable efforts to prepare and file with the Commission a registration statement covering offers and sales of the Eligible Securities (as herein after defined) by the Investor on a delayed or continuous basis pursuant to Rule 415 under the Securities Act on the facilities of any national securities exchange or interdealer quotation system on which the Eligible Securities are then traded or in privately-negotiated transactions (the "Registration Statement"). The Company will use its commercially reasonable efforts, subject to receipt of necessary information from the Investor, to cause the Registration Statement to be declared effective as soon as practicable. The Investor shall not be entitled to make more than one request for registration of Eligible Securities pursuant to this Section 1.1.

        b)    Registration Statement Form.    The Registration Statement shall be on such form of the Commission as shall be selected by the Company, and as shall permit the disposition of the subject Eligible Securities for cash in accordance with the intended method or methods of disposition specified by the Investor.

        c)    Expenses.    Except as otherwise provided in this Agreement, the Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.1.

        d)    Effectiveness.    The Company shall use its commercially reasonable efforts to keep the Registration Statement effective until the expiration of the Effective Period. The "Effective Period" shall mean the date beginning on the date the Registration Statement is declared effective by the Commission and ending on the earlier of (i) the date that all of the Eligible Securities covered by the Registration Statement have been sold or (ii) the date on which the Investor may, under Rule 144(k) promulgated under the Securities Act, resell or otherwise dispose of all of the Eligible Shares.

        Section 1.2. Registration Procedures.    In connection with the registration of any Eligible Securities under the Securities Act as provided in Section 1.1, the Company shall as expeditiously as possible:

        a) prepare and as soon thereafter as possible file with the Commission the Registration Statement to effect such registration and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company shall furnish to the counsel to the Investor copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such counsel;

        b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the Effective Period and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in such Registration Statement;

        c) furnish to the Investor such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of such securities owned by the Investor in accordance with the Investor's intended method of disposition, as may reasonably be requested, but only during such time as the Company shall be required under the provisions hereof to cause such Registration Statement to remain current;

        d) use its reasonable efforts to register or qualify securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as the Investor thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable the Investor to consummate the disposition in such jurisdictions in the United States of the securities owned by the Investor, provided that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection (d), (ii) consent to general service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction or (iv) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

        e) use its reasonable efforts to cause all securities covered by such Registration Statement to be registered with or approved by such other United States Governmental Authorities as may be necessary by virtue of the business and operations of the Company to enable the Investor to consummate the disposition thereof;

        f) furnish to the Investor at least five business days prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or prospectus (other than any amendment or supplement in the form of a filing which the Company is required to make pursuant to the Exchange Act) and not file any such amendment or supplement to which the Investor shall have reasonably objected on the grounds that, in the opinion of counsel to such Investor, such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

        g) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Investor promptly prepare and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

        h) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

        The Company may require the Investor to furnish the Company in writing for inclusion in the registration statement such information regarding the Investor and the distribution of such Eligible Securities being sold as the Company may from time to time reasonably request.

        The Investor agrees by becoming a holder of Eligible Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 1.2, such Investor shall forthwith discontinue such Investor's disposition of Eligible Securities pursuant to the registration statement relating to such Eligible Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 1.2 and, if so directed by the Company, such Investor shall use its reasonable efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Investor's possession, of the prospectus relating to such Eligible Securities current at the time of receipt of such notice. If the Company shall give any such notice, the applicable time period mentioned in subsection (b) of this Section 1.2 during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (g) of this Section 1.2, to and including the date when the Investor shall have received the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 1.2.

        Section 1.3. Delay of Filing or Sales.    The Company shall have the right, upon giving notice to the Investor (the "Notice") of the exercise of such right, to delay filing a registration statement or to require such Investor not to sell any Eligible Securities pursuant to a registration statement for the Time Period (as defined below) if (i) the Company is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), and (ii) the disclosure of such Material Activity could, in the reasonable judgment of the Company, be adverse to its interest. "Time Period" shall mean a period from the date on which the Notice is given until the earlier of (x) 180 days, or such shorter period of time as may be specified in the Notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, and (y) the second day after the conditions in clause (i) and (ii) have ceased to exist.

        Section 1.4. Preparation; Reasonable Investigation.    In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement in which the Investor includes Eligible Securities in such registration, the Company shall (a) give the Investor and his advisors and counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (other than any amendment or supplement in the form of a filing which the Company is required to make pursuant to the Exchange Act), and (b) give the Investor and his advisors and counsel such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Investor's counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        Section 1.5. Indemnification.

        a)    Indemnification by the Company.    In the event of any registration of any Eligible Securities of the Company under the Securities Act pursuant to Section 1.1, the Company shall, and hereby does agree to, indemnify and hold harmless the Investor, and each other person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such person may become subject under the Securities Act or otherwise, insofar as such losses, claims damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon

          (1) any untrue statement or alleged untrue statement of any material fact contained (x) in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (y) in any application or other document or communication (in this Section 1.5 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or

          (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

and the Company will reimburse such person for any reasonable legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Investor specifically for use in the preparation thereof and provided, further, that the Company shall not be liable to any person who participates as an underwriter (other than the Investor insofar as he may be deemed an underwriter within the meaning of the Securities Act) in any such registration or any other person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such person if such statement or omission was timely corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such person and shall survive the transfer of such securities by such person. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless conflict of interest exists between such indemnified party and any other indemnified party in respect of such claim.

        b)    Indemnification by the Investor.    In the event of any registration of Eligible Securities under the Securities Act pursuant to Section 1.1, the Investor shall, and hereby does agree to, indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 1.5) the Company, each director, officer, employee, agent and advisor of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by such Investor specifically used in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or such application. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, advisor or controlling person and shall survive the transfer of such securities by such Investor. The indemnity provided by the Investor under this Section 1.5(b) shall be only with respect to those of any other seller or prospective seller of securities, and not jointly and severally, and shall be limited in amount to the net amount of proceeds received by such Investor from the sale of Eligible Securities pursuant to such registration statement.

        c)    Notices of Claims, etc.    Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 1.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 1.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, if the indemnifying party is entitled to do so hereunder, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

        d)    Other Remedies.    If for any reason the indemnity set forth in the preceding subsections of this Section 1.5 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damage or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the offering of securities and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No party shall be liable for contribution under this subsection (d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.5 if such indemnification were enforceable under applicable law.

        Section 1.6. Effect of Other Agreements Among the Parties Hereto.    Nothing in this Agreement shall be construed to alter in any manner whatsoever any rights or obligations of the Company, or Investor contained in any other agreement among such persons entered into concurrently herewith.

        Section 2. DEFINITIONS.    As used herein, the following terms have the following respective meanings:

        Commission:    The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

        Eligible Securities:    The Special Stock. As to any particular Eligible Securities, once issued such securities shall cease to be Eligible Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provisions) under the Securities Act, (iii) they shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

        Exchange Act:    The Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Governmental Authority:    Any federal, regional, state or local political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

        Registration Expenses:    All expenses incident to the Company's performance of or compliance with Sections 1.1, including, without limitation, (a) all registration, filing and NASD fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) messenger and delivery expenses, (e) the reasonable fees and disbursement of counsel for the Company and of its independent public accountants, including the expenses incident to such performance and compliance, and (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Eligible Securities being registered (if the Company elects to obtain any such insurance), provided, that (i) except as otherwise specifically provided herein, fees and disbursements of counsel to the Investor and (ii) transfer taxes shall not be included as Registration Expenses and shall not be paid by the Company.

        Securities Act:    The Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        Section 3. MISCELLANEOUS.

        Section 3.1. Rule 144.    The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, shall, upon the request of any holder of Eligible Securities, make publicly available other information) and shall take such further action as any holder of Eligible Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Eligible Securities without registration under the Securities Act pursuant to (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Eligible Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

        Section 3.2. Restrictive Legend.    Each certificate representing Special Stock shall, except as otherwise provided in this 3.2, be stamped or otherwise imprinted with a legend substantially in the following form:

    THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF, AND ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN, THE REGISTRATION RIGHTS AGREEMENT, DATED MARCH 28, 2002, BY AND AMONG THE COMPANY AND THE SHAREHOLDER NAMED ON THE SIGNATURE PAGES

    THEREOF, A COPY OF WHICH IS ON FILE AT THE MAIN OFFICE OF THE COMPANY.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

        Section 3.3. Notices.    All communications provided for hereunder shall be in writing and shall be deemed to be given (i) when transmitted by facsimile equipment, (ii) when delivered in person or (iii) on the third business day after deposited in the United States mail and,

    a) If to the Investor to:

      Charles H. Powers
      2419 Sumter Street Extension
      Florence, South Carolina 29502
      Telefax No.: (843) 661-0956

    (b) If to the Company, addressed to:

      The Seibels Bruce Group, Inc.
      1501 Lady Street
      Columbia, South Carolina 29201
      Attention: President
      Telefax No.: (803) 748-2839

        with a copy to:

      The Seibels Bruce Group, Inc.
      1501 Lady Street
      Columbia, South Carolina 29201
      Attention: General Counsel
      Telefax No.: (803) 748-2839

or to such other place or places or to such other person or persons as shall be designated in writing by the parties hereto.

        Section 3.4. Waiver, Amendment, etc.    This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the parties hereto. No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or future exercise thereof or the exercise of any other right or power.

        Section 3.5. Binding Agreement; No Assignment; No Third Party Beneficiaries.    This Agreement will be binding upon and inure to the benefit of the parties hereto and, where applicable, their successors and permitted assigns. No party to this Agreement may assign or delegate all or any portion of its rights, obligations, or liabilities under this Agreement without the prior written consent of each other party to this Agreement. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any third party any rights or remedies by virtue hereof.

        Section 3.6. Governing Law; Dispute Resolution.

        b) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

        c) Each party agrees to the extent any dispute arising in connection with this Agreement is not resolved by voluntary agreement of the parties, such dispute shall be exclusively and finally settled by arbitration in accordance with the provisions of this Section 3.6. If any such dispute arises, either party may at any time deliver written notice that it intends to submit such dispute to arbitration. If such a notice is delivered to the other party, then the party that delivered such notice shall be entitled to direct submission of the dispute to arbitration. Notwithstanding this Section 3.6, each party shall have the right to seek from any court of competent jurisdiction pending the establishment of the arbitral tribunal interim relief in aid of arbitration or to protect the rights of such party in respect of this Agreement. Any request for such interim relief by a party shall not be deemed incompatible with, or a waiver of, this agreement to arbitrate.

        d) Such arbitration shall be held in Columbia, South Carolina (which shall be the exclusive location of such arbitration unless otherwise agreed by the parties) in accordance with the rules and regulations of the American Arbitration Association, with pre-hearing discovery rights in accordance with the Federal Rules of Civil Procedure (provided that the foregoing shall not limit the power of the arbitrators to accord the parties greater rights of inspection and discovery than they would have in a suit at law). The determination of the arbitrators shall be conclusive and binding upon the parties, and any determination by the arbitrators of an award may be filed with the clerk of a court of competent jurisdiction as a final adjudication of the claim involved, where application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The expenses of each party, including legal and accounting fees, if any, with respect to the arbitration, shall be borne by such party, except to the extent otherwise directed by the arbitrators. The arbitrators shall designate the parties to bear the expenses of the arbitrators or the respective amounts of such expense to be borne by each party.

        Section 3.7. Severability.    If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective to the extent of such invalidity, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

        Section 3.8. Headings; Counterparts.    The headings in this Agreement are for convenience of reference only and will not affect the construction of any provisions hereof. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

        Section 3.9. Entire Agreement.    This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

THE SEIBELS BRUCE GROUP, INC.
By:	/s/ JOHN E. NATILI
Name:	/s/ JOHN E. NATILI
Title:	President and CEO
CHARLES H. POWERS
/s/ CHARLES H. POWERS

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